[MFS LOGO]
INVESTMENT MANAGEMENT


                                    MFS(R) UTILITIES FUND
                                    SEMIANNUAL REPORT o APRIL 30, 2001


        YOU CAN RECEIVE THIS REPORT VIA E-MAIL see page 35 for details.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
      NOT FDIC INSURED          MAY LOSE VALUE          NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

     1.   How are my investments performing right now?

     2.   How is my money being managed, over both the short and the long term?

     3.   What's going on in the market, and how will that affect me?

     4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY
INVESTMENT PROFESSIONAL?
Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

Respectfully,

/s/ Jeffrey Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
      Maura A. Shaughnessy

For the six months ended April 30, 2001, Class A shares of the fund provided a total return of -3.91%, Class B shares -4.28%, Class C shares -4.28%, and Class I shares -3.79%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 6.68% return over the same period for the fund's benchmark, the Standard & Poor's (S&P) Utility Index. The S&P Utility Index is a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the S&P 500 Index. During the same period, the average utility fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -2.00%.

Q. WHAT DROVE PERFORMANCE IN THE UTILITIES SECTOR?

A. Natural gas and electric stocks were both in positive territory for the six months ended April 30, 2001, even though the broader market posted sizable declines. Stocks in both sectors benefited from tight supply coupled with growing demand. The ongoing power shortage on the West Coast, for example, caused electricity prices to surge and boosted the stock prices of many suppliers. Similarly, prices for natural gas -- the primary power source for much of industrial America -- remained high throughout the winter and into the spring. In addition, natural gas and electric stocks benefited as the weak economy and volatile stock market caused investors to rotate into more defensive or relatively "safe haven" sectors. Unfortunately, telecommunication services stocks were just the opposite story.

Q. WHY DID TELECOM STOCKS CONTINUE TO DECLINE?

A. Several factors contributed to the problems in this sector. First of all, telecom services have tended to be economically sensitive, and as the overall economy has weakened, growth in data and voice traffic has consequently slowed. Many of the new entrants suffered from execution problems related to poor management, and in a few cases, this resulted in bankruptcies, which further undermined investor confidence. In addition, we think investors were concerned about the abilities of even the strongest companies to procure the necessary financing to continue building out their networks. Just as worrisome to investors was the growing possibility that there was an oversupply problem -- too many carriers and too many broadband networks. Finally, increased competition served to push down prices for broadband and long-distance voice services. Given all these factors, it's not hard to see why telecom stocks as a group posted returns of -25% or worse for the period.

Q. WERE THE FUND'S TELECOM INVESTMENTS THE BIGGEST HINDRANCE TO PERFORMANCE?

A. There's no question that owning any telecom stocks at all hurt performance during the period. The fund's telecom stake helps explain why it lagged the S&P Utility Index, which tracks only natural gas and electric stocks. In addition, the fund had a bigger telecom weighting than the average utility fund tracked by Lipper. Our largest concentrations were in more conservative and established service providers such as Verizon Communications, but we also had a number of smaller investments in newer entrants like Allegiance Telecom, Global Crossing, Metromedia Fiber Network, McLeodUSA, and XO Communications. Unfortunately, these new providers were among the worst performers in the group.

Q. WHY DID THE FUND HOLD ON TO SUCH A SIZABLE STAKE IN TELECOM?

A. We believed in the long-term growth prospects for telecom stocks in the portfolio, and we still do. Also, telecom names have tended to perform well when the more defensive electric and gas stocks fall out of favor --that is, when the overall market is climbing and investors are more interested in growth. We focused our investments on what we saw as the strongest companies within the sector. These are the companies we think will be the first to come back when the economy improves. However, we did cut back on new entrants as the economy weakened late last year, and we also took some profits in Verizon. Meanwhile, electrics became our biggest industry weighting by the end of the period.

Q. WHAT FACTORS CONTRIBUTED TO THE DECISION TO INCREASE THE FUND'S HOLDINGS IN ELECTRICS?

A. During 2000 many electric stocks produced phenomenal returns of 50% or more. With supply so tight and pricing so strong, we thought companies with excess power to sell would still perform well. Therefore, we focused on adding to our stakes or opening positions in independent power producers such as Calpine, Orion Power Holdings, and NRG Energy, as well as large electric utilities with extra generation capacity such as Exelon. All were top performers during the period. In addition, we targeted electric companies that we believed could greatly reduce costs through mergers, acquisitions, or restructuring. This group of companies included Public Service Enterprise Group, a New Jersey utility in the process of restructuring. We reduced holdings in electric companies that we felt had deteriorating prospects, including Edison International, a public utility serving California, and AES, a worldwide independent power producer with strong ties to Latin America.

Q. DID YOU ATTEMPT TO CAPITALIZE ON CONSOLIDATIONS IN THE NATURAL GAS SECTOR?

A. Definitely. One of our top holdings was NiSource, which is the largest gas distribution company in the United States and serves roughly 40% of the energy consumption market. We added to our NiSource holdings during the period because we expected to see more cost savings and synergies from its merger with Columbia Energy. Our largest investment in this sector was El Paso Corp., a company that also enjoyed cost savings as a result of a merger (with Coastal). Both stocks performed well during the period. In addition, Dynegy, a leading natural gas company, and Williams Companies, a natural gas distributor that recently spun off its telecom subsidiary, both contributed positively to fund performance.

Q. DID YOU ADJUST THE PORTFOLIO'S POSITIONING DURING THE PERIOD IN ORDER TO TAKE ADVANTAGE OF BUYING OPPORTUNITIES?

A. We always keep a portion of the fund's assets in convertible securities and bonds, which normally has helped us lock in a competitive yield. It also has allowed us to focus the remainder (about 70%) of our assets on stocks that we believe could have strong future earnings growth prospects. We try to buy when a stock's price looks reasonable to us when compared to its historical levels and competitors, and when measured against its general outlook. However, some of our purchases during the period were in fact driven by our desire to be opportunistic. For example, we added to our stake in Enron, an energy outsourcing and trading company. Enron's valuation (stock price compared to earnings) had reached lofty levels earlier this year, partly due to expectations that the company would be adding broadband trading to its business mix, but then the stock price slumped as investors grew increasingly concerned about a broadband glut. This drop in price created what we saw as a great buying opportunity.

Q. WHAT ARE YOUR EXPECTATIONS FOR UTILITIES STOCKS IN THE COMING YEAR?

A. We're optimistic that natural gas and electric stocks will do well, given the tight supply situation in both sectors. But we're also realistic. We don't expect astronomical returns like we had in 2000. Instead, we believe we'll most likely see gains of a more moderate nature. We also expect continued volatility in electric rates as deregulation unfolds and power shortages continue. We don't think the telecom shakedown is quite over yet, which means we may see more bankruptcies and consolidations within the group. We believe that some telecom stock prices, however, could improve if the economy and markets begin to strengthen.

   /s/ Maura Shaughnessy

   Maura A. Shaughnessy
   Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------
   MAURA A. SHAUGHNESSY, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE IS PORTFOLIO MANAGER OF THE MULTI-CAP CORE
   AND UTILITIES PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   MAURA JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION. PRIOR TO JOINING MFS SHE WORKED FOR HARVARD MANAGEMENT CO. AND THE FEDERAL RESERVE BANK.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606.
Please read it carefully before investing or sending money.

  FUND FACTS

  OBJECTIVE:              SEEKS CAPITAL GROWTH AND CURRENT INCOME (INCOME ABOVE
                          THAT AVAILABLE FROM A PORTFOLIO INVESTED ENTIRELY IN
                          EQUITIES).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  FEBRUARY 14, 1992

  CLASS INCEPTION:        CLASS A  FEBRUARY 14, 1992
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I   JANUARY 2, 1997

  SIZE:                   $2.8 BILLION NET ASSETS AS OF APRIL 30, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A

                                                6 Months       1 Year       3 Years       5 Years           Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          -3.91%       +2.21%       +48.31%      +153.00%        +336.93%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --         +2.21%       +14.04%      + 20.40%        + 17.37%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            --         -2.65%       +12.20%      + 19.23%        + 16.75%
-----------------------------------------------------------------------------------------------------------------

CLASS B

                                                6 Months       1 Year       3 Years       5 Years           Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          -4.28%       +1.45%       +45.20%      +143.77%        +309.92%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --         +1.45%       +13.24%      + 19.51%        + 16.56%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            --         -2.10%       +12.45%      + 19.31%        + 16.56%
-------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations,
 February 14, 1992, through April 30, 2001.

CLASS C

                                                6 Months       1 Year       3 Years       5 Years           Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          -4.28%       +1.45%       +45.01%      +143.64%        +311.85%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --         +1.45%       +13.19%      + 19.49%        + 16.62%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            --         +0.56%       +13.19%      + 19.49%        + 16.62%
-----------------------------------------------------------------------------------------------------------------

CLASS I

                                                6 Months       1 Year       3 Years       5 Years           Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          -3.79%       +2.46%       +49.46%      +155.99%        +342.10%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --         +2.46%       +14.33%      + 20.68%        + 17.52%
-------------------------------------------------------------------------------------------------------------------

*For the period from the commencement of the fund's investment operations, February 14, 1992, through April 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio focuses its investments on companies in a limited number of sectors, its vulnerability to any single economic, political, or regulatory development is increased.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic or regulatory developments than a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2001

LARGEST STOCK SECTORS

UTILITIES &
COMMUNICATIONS                     89.5%

LEISURE                             8.7%

SPECIAL PRODUCTS
& SERVICES                          1.8%


TOP 10 STOCK HOLDINGS

EL PASO CORP.  4.6%                             EXELON CORP.  2.9%
Natural gas pipeline company                    Utility services company

QWEST COMMUNICATIONS INTERNATIONAL, INC.  4.4%  CALPINE CORP.  2.7%
Internet data communications company            Electric power plan operator

PUBLIC SERVICE ENTERPRISE GROUP, INC.  3.4%     ENRON CORP.  2.5%
Public utility holding company                  Natural gas pipeline company

NISOURCE, INC.  3.3%                            DYNEGY, INC.  2.3%
Natural gas, electricity, and water supplier    Provider of energy products and services

WILLIAMS COMPANIES, INC.  2.9%                  VERIZON COMMUNICATIONS, INC.  2.3%
Natural gas pipeline company                    Telecommunications company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2001

Stocks - 71.5%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 61.3%
  Business Services - 0.7%
    Nextel Partners, Inc.*                                          1,060,000           $   18,221,400
------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.3%
    Sprint Corp. (PCS Group)*                                       1,440,400           $   36,917,452
------------------------------------------------------------------------------------------------------
  Energy - 4.8%
    Aquila, Inc.*                                                     119,100           $    3,609,921
    Dynegy, Inc.                                                      894,400               51,741,040
    Energy East Corp.                                               1,929,300               38,875,395
    NRG Energy, Inc.*                                               1,102,500               39,414,375
                                                                                        --------------
                                                                                        $   33,640,731
------------------------------------------------------------------------------------------------------
  Entertainment - 2.2%
    Comcast Corp., "A"*                                               743,900           $   32,664,649
    Viacom, Inc., "B"*                                                582,100               30,304,126
                                                                                        --------------
                                                                                        $   62,968,775
------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 5.2%
    El Paso Corp.                                                   1,535,801           $  105,663,109
    Equitable Resources, Inc.                                          63,500                5,080,000
    Kinder Morgan, Inc.                                               601,100               35,284,570
                                                                                        --------------
                                                                                        $  146,027,679
------------------------------------------------------------------------------------------------------
  Telecommunications - 8.8%
    Allegiance Telecom, Inc.*                                       1,069,800           $   19,245,702
    Alltel Corp.                                                      112,000                6,116,320
    BellSouth Corp.                                                   391,600               16,431,536
    BroadWing, Inc.*                                                  915,964               22,715,907
    Charter Communications, Inc.*                                   1,558,400               33,365,344
    General Motors Corp., "H"*                                        785,100               16,683,375
    McLeodUSA, Inc., "A"*                                           1,604,300               14,198,055
    Metromedia Fiber Network, Inc., "A"*                              848,920                4,321,003
    NTL, Inc.*                                                      1,046,393               30,439,572
    SBC Communications, Inc.                                          609,371               25,136,554
    Verizon Communications, Inc.                                      932,012               51,325,901
    Williams Communications Group, Inc.*                            1,515,076                6,848,143
    Winstar Communications, Inc.*                                     677,700                   12,199
                                                                                        --------------
                                                                                        $  246,839,611
------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 4.3%
    Adelphia Communications Corp., "A"*                               123,500           $    4,490,460
    EchoStar Communications Corp.*                                    252,400                7,561,904
    Qwest Communications International, Inc.*                       2,455,200              100,417,680
    XO Communications, Inc.*                                        2,160,500                8,490,765
                                                                                        --------------
                                                                                        $  120,960,809
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 22.4%
    AES Corp.*                                                        889,200           $   42,388,164
    Allegheny Energy, Inc.                                            205,700               10,523,612
    Atmos Energy Corp.                                              1,105,799               25,068,463
    Calpine Corp.*                                                  1,085,500               61,862,645
    Constellation Energy Group, Inc.                                  784,800               37,466,352
    Edison International                                            1,868,100               18,400,785
    El Paso Electric Co.*                                             428,300                6,039,030
    Entergy Corp.                                                   1,194,300               48,369,150
    Exelon Corp.                                                      942,562               65,083,906
    FPL Group, Inc.                                                   275,100               16,478,490
    Keyspan Corp.                                                   1,042,000               41,367,400
    Montana Power Co.                                                 903,000               11,251,380
    Northeast Utilities Co.                                            74,700                1,333,395
    Orion Power Holdings, Inc.*                                     1,441,600               46,419,520
    PG&E Corp.                                                        186,600                1,673,802
    Pinnacle West Capital Corp.                                       709,000               35,584,710
    Public Service Co. of New Mexico                                  796,900               28,791,997
    Public Service Enterprise Group, Inc.                           1,664,800               77,313,312
    Reliant Energy, Inc.                                              852,800               42,256,240
    Wisconsin Energy Corp.                                            520,100               11,442,200
                                                                                        --------------
                                                                                        $  629,114,553
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 11.6%
    AGL Resources, Inc.                                               413,200           $    9,441,620
    Energen Corp.                                                     592,900               22,026,235
    Enron Corp.                                                       903,900               56,692,608
    MDU Resources Group, Inc.                                         937,700               37,508,000
    National Fuel Gas Co.                                             355,800               19,995,960
    NICOR, Inc.                                                     1,012,200               39,668,118
    NiSource, Inc.                                                  2,470,161               73,536,693
    Williams Cos., Inc.                                             1,584,360               66,812,461
                                                                                        --------------
                                                                                        $  325,681,695
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $1,720,372,705
------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.2%
  Bermuda - 0.8%
    Global Crossing Ltd. (Telecommunications)*                      1,719,000           $   21,539,070
------------------------------------------------------------------------------------------------------
  Canada - 0.5%
    BCE, Inc. (Telecommunications)                                    520,500           $   12,986,475
------------------------------------------------------------------------------------------------------
  China - 1.6%
    China Mobile Ltd. (Telecommunications)*                         5,591,500           $   27,532,326
    China Mobile Ltd., ADR (Telecommunications)*                      231,800                5,869,176
    China Unicom Ltd., ADR (Telecommunications)*                      821,300               11,867,785
                                                                                        --------------
                                                                                        $   45,269,287
------------------------------------------------------------------------------------------------------
  Germany - 0.3%
    VEBA AG (Oil and Gas)                                             186,700           $    9,397,962
------------------------------------------------------------------------------------------------------
  Hungary - 0.3%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                  604,400           $   10,093,480
------------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                  3,117,975           $   13,469,652
------------------------------------------------------------------------------------------------------
  Japan - 0.6%
    NTT DoCoMo, Inc. (Telecommunications)                                 272           $    5,592,359
    Tokyo Gas Co. Ltd. (Gas)                                        3,918,000               11,004,905
                                                                                        --------------
                                                                                        $   16,597,264
------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Completel Europe N.V. (Telecommunications)*                       828,320           $    2,065,664
    Libertel N.V. (Cellular Telecommunications)*                      934,991                9,247,105
                                                                                        --------------
                                                                                        $   11,312,769
------------------------------------------------------------------------------------------------------
  Spain - 3.5%
    Endesa S.A., ADR (Utilities - Electric)                           720,300           $   12,132,824
    Iberdrola S.A. (Utilities - Electric)                           1,618,300               23,871,230
    Telefonica de Espana S.A., ADR (Telecommunications)               713,035               35,837,139
    Telefonica S.A. (Telecommunications)                                6,090                  103,067
    Union Electrica Fenosa S.A. (Utilities - Electric)              1,412,500               26,699,026
                                                                                        --------------
                                                                                        $   98,643,286
------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Tele1 Europe Holding AB (Telecommunications)*                     550,360           $    2,072,373
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                27,900                  103,230
                                                                                        --------------
                                                                                        $    2,175,603
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.6%
    COLT Telecom Group PLC, ADR (Telecommunications)*                  25,300           $    1,378,850
    Vodafone Group PLC (Telecommunications)*                       13,106,046               39,779,126
    Vodafone Group PLC, ADR (Telecommunications)                       88,100                2,667,668
                                                                                        --------------
                                                                                        $   43,825,644
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  285,310,492
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,847,683,583)                                          $2,005,683,197
------------------------------------------------------------------------------------------------------

Bonds - 13.9%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 13.6%
  Advertising & Broadcasting - 0.4%
    Liberty Media Corp., 3.25s, 2031                                $  11,190           $   12,406,913
------------------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.75s, 2031                             $   1,485           $    1,483,070
------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.2%
    Beaver Valley Funding Corp. II, 9s, 2017                        $     362           $      379,727
    Golden State Holdings Corp., 7s, 2003                               2,124                2,118,414
    Midamerican Funding LLC, 6.927s, 2029                               1,230                1,079,475
    Midland Cogeneration Venture Corp., 10.33s, 2002                      156                  159,598
    Midland Funding Corp., 10.33s, 2002                                   593                  608,085
                                                                                        --------------
                                                                                        $    4,345,299
------------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Chevron Phillips Chemical Co., 7s, 2011                         $   2,674           $    2,597,470
------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.1%
    Raytheon Co., 7.9s, 2003                                        $   3,610           $    3,694,149
------------------------------------------------------------------------------------------------------
  Energy - 0.2%
    NRG South Central LLC, 8.962s, 2016                             $     685           $      731,061
    PSE&G Transitions Funding LLC, 5.74s, 2007                          3,700                3,744,805
    PSE&G Transitions Funding LLC, 5.98s, 2008                          1,470                1,468,162
                                                                                        --------------
                                                                                        $    5,944,028
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Salton Sea Funding Corp., 7.84s, 2010                           $   1,110           $      982,128
    Salton Sea Funding Corp., 8.3s, 2011                                  805                  677,219
                                                                                        --------------
                                                                                        $    1,659,347
------------------------------------------------------------------------------------------------------
  Media - Cable - 0.1%
    CSC Holdings, Inc., 8.125s, 2009                                $   3,549           $    3,534,183
------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services
    Tenet Healthcare Corp., 8s, 2005                                $     985           $    1,018,244
------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Kinder Morgan Energy Partners L.P., 6.75s, 2011                 $   4,281           $    4,230,827
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
    Waste Management, Inc., 7.375s, 2010                            $   2,805           $    2,792,490
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Intermedia Communications, Inc., 12.25s, 2009                   $  17,850           $   11,781,000
    Sprint Spectrum LP, 11s, 2006                                       1,463                1,565,103
    Telecomunicaciones de Puerto Rico, Inc., 6.65s,
      2006                                                                296                  281,638
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                   687                  635,584
    TXU Eastern Funding Co., 6.75s, 2009                                1,488                1,393,722
                                                                                        --------------
                                                                                        $   15,657,047
------------------------------------------------------------------------------------------------------
  Telecom - Wireless
    AT&T Wireless Services, Inc., 7.35s, 2006                       $     925           $     936,082
------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.5%
    Adelphia Communications Corp., 6s, 2006                         $   8,930           $    8,215,600
    QWest Capital Funding, Inc., 6.375s, 2008                           5,732                5,528,514
                                                                                        --------------
                                                                                        $   13,744,114
------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 2.0%
    Federal Home Loan Mortgage Corp., 5s, 2004                      $     490           $      490,843
    Federal National Mortgage Assn., 6.625s, 2007                      42,150               44,283,633
    Federal National Mortgage Assn., 7s, 2029                           1,841                1,856,548
    Government National Mortgage Assn., 7s, 2027                        1,971                1,993,838
    Government National Mortgage Assn., 7.5s, 2025                      3,885                3,980,185
    Government National Mortgage Assn., 8s, 2025                        3,551                3,674,430
                                                                                        --------------
                                                                                        $   56,279,477
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.0%
    U.S. Treasury Bonds, 0s, 2023                                   $   6,377           $    1,703,424
    U.S. Treasury Bonds, 5.375s, 2031                                   7,424                7,001,723
    U.S. Treasury Bonds, 6.25s, 2030                                      449                  473,273
    U.S. Treasury Notes, 5s, 2011                                      35,676               34,773,040
    U.S. Treasury Notes, 5.875s, 2005                                  49,518               51,467,524
    U.S. Treasury Notes, 5.75s, 2010                                   99,556              102,091,691
                                                                                        --------------
                                                                                        $  197,510,675
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    Allegheny Energy Supply Co., LLC, 7.8s, 2011                    $   4,539           $    4,524,611
    CMS Energy Corp., 8.5s, 2011                                        1,951                1,938,377
    Detroit Edison Co., 7.5s, 2005                                      3,647                3,792,267
    Illinois Power Special Purpose Trust, 5.26s, 2003                     328                  327,905
    Mirant Corp., 8.3s, 2011                                              480                  486,816
    Niagara Mohawk Power Corp., 7.75s, 2006                             2,183                2,279,314
    Niagara Mohawk Power Corp., 8.77s, 2018                             1,481                1,508,310
    NSTAR Co., 8s, 2010                                                 2,443                2,530,606
    Progress Energy, Inc., 6.75s, 2006                                  5,192                5,289,766
    Progress Energy, Inc., 7.1s, 2011                                   1,758                1,765,823
    Public Service Enterprise Group, 7.75s, 2011                        3,714                3,780,703
                                                                                        --------------
                                                                                        $   28,224,498
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    NiSource Finance Corp., 7.625s, 2005                            $  26,047           $   27,245,162
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $  383,303,075
------------------------------------------------------------------------------------------------------

Foreign Bonds - 0.3%
  Canada - 0.2%
    AT&T Canada, Inc., 7.65s, 2006 (Telecommunications)             $   2,622           $    2,566,859
    Gulf Canada Resources Ltd., 8.35s, 2006 (Oils)                      3,488                3,764,250
                                                                                        --------------
                                                                                        $    6,331,109
------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                          $   2,927           $    1,309,832
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $    7,640,941
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $389,921,227)                                             $  390,944,016
------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 6.6%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
U.S. Stocks - 5.7%
  Energy - 0.9%
    Duke Energy Corp., 8.25%                                          709,300           $   19,054,635
    NRG Energy, Inc., 6.5%                                            174,234                5,575,488
                                                                                        --------------
                                                                                        $   24,630,123
------------------------------------------------------------------------------------------------------
  Oils - 0.9%
    Coastal Corp., 6.625%                                             560,000           $   26,040,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.3%
    Cox Communications, Inc., 7.00%                                   301,700           $   18,464,040
    Cox Communications, Inc., 7.75%                                   280,900               17,668,610
    DECS Trust VI, 6.25%                                              110,100                1,622,874
                                                                                        --------------
                                                                                        $   37,755,524
------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.1%
    XO Communications, Inc., 6.5%                                      61,200           $    1,277,550
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.3%
    AES Trust III, 6.75%                                              285,700           $   21,284,650
    AES Trust VII, 6.00%                                              200,800               12,324,100
    Calpine Capital Trust, 5.75%                                       71,600               14,087,300
    CMS Energy Corp., 8.75%                                           489,300               17,859,450
                                                                                        --------------
                                                                                        $   65,555,500
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    Williams Communications Group, Inc., 6.75%                        412,300           $    6,029,888
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $  161,288,585
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.9%
  Bermuda - 0.9%
    Global Crossing Ltd., 6.75% (Telecommunications)                   57,300           $    8,445,963
    Global Crossing Ltd., 7.00% (Telecommunications)##                 86,000               10,094,250
    Global Crossing Ltd., 7.00% (Telecommunications)                   43,700                5,226,432
                                                                                        --------------
                                                                                        $   23,766,645
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $   23,766,645
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
$200,675,880)                                                                           $  185,055,230
------------------------------------------------------------------------------------------------------

Convertible Bonds - 2.9%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 2.9%
  Advertising & Broadcasting - 0.1%
    Liberty Media Group, 4s, 2029##                                 $   5,776           $    4,548,600
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    ADT Operations, Inc., 0s, 2010                                  $  10,405           $   30,213,519
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    NTL, Inc., 5.75s, 2009                                          $   9,870           $    5,687,588
------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.5%
    Adelphia Communications Corp., 3.25s, 2021                      $  14,920           $   15,714,042
    Echostar Communications Corp., 4.875s, 2007                        22,130               20,585,326
    XO Communications, Inc., 5.75s, 2009                               15,000                5,089,650
                                                                                        --------------
                                                                                        $   41,389,018
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $   81,838,725
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $91,376,169)                                  $   81,838,725
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.3%
------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 5/01/01                      $     500           $      500,000
    American General Finance Corp., due 5/01/01                           147                  147,000
    Cargill, Inc., due 5/01/01                                            599                  599,000
    Citigroup, Inc., due 5/01/01                                          825                  825,000
    CXC Inc., due 5/01/01                                               1,881                1,881,000
    Dow Chemical Co., due 5/01/01                                         347                  347,000
    Ford Motor Credit Corp., due 5/02/01                               25,000               24,996,576
    General Electric Capital Corp., due 5/01/01                         2,123                2,123,000
    New Center Asset Trust, due 5/01/01                                10,244               10,244,000
    Old Line Funding Corp., due 5/10/01                                11,000               10,987,625
    Prudential Funding Corp., due 5/01/01                                 414                  414,000
    Quincy Capital Corp., due 5/18/01                                  20,111               20,063,706
    Receivables Capital Corp., due 5/10/01                              8,694                8,683,198
    Sheffield Receivables Corp., due 5/04/01                           10,000                9,995,833
    Trident Capital Finance, Inc., due 5/01/01                          1,394                1,394,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   93,200,938
------------------------------------------------------------------------------------------------------

Repurchase Agreement
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 4/30/01, due 5/01/01, total to
      be received $481,062 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                              $     481           $      481,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,623,338,797)                                     $2,757,203,106
Other Assets, Less Liabilities - 1.8%                                                       49,651,046
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $2,806,854,152
------------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
APRIL 30, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,623,338,797) $2,623,338,797 Investments of cash collateral for securities loaned,
    at identified cost and value                                226,770,496
  Cash                                                                  258
  Receivable for investments sold                                38,989,135
  Receivable for fund shares sold                                10,131,797
  Interest and dividends receivable                              11,175,726
  Other assets                                                        5,799
                                                             --------------
      Total assets                                           $3,044,276,317
                                                             --------------
Liabilities:
  Payable for foreign currency, at value (identified
cost, $5,789)                                                      $  5,226
  Distributions payable                                             288,399
  Payable for investments purchased                               7,755,095
  Payable for fund shares reacquired                              1,742,712
  Collateral for securities loaned, at value                    226,770,496
  Payable to affiliates -
    Management fee                                                  114,411
    Shareholder servicing agent fee                                  22,871
    Distribution and service fee                                    168,260
    Administrative fee                                                3,713
  Accrued expenses and other liabilities                            550,982
                                                             --------------
      Total liabilities                                      $  237,422,165
                                                             --------------
Net assets                                                   $2,806,854,152
                                                             ==============

Net assets consist of:
  Paid-in capital                                            $2,772,262,080
  Unrealized appreciation on investments and translation
    of assets and liabilities
    in foreign currencies                                       133,858,848
  Accumulated net realized loss on investments and
    foreign currency transactions                              (103,090,210)
  Accumulated undistributed net investment income                 3,823,434
                                                             --------------
      Total                                                  $2,806,854,152
                                                             ==============
Shares of beneficial interest outstanding                    241,226,337
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $983,086,691 / 84,318,275 shares of
    beneficial interest outstanding)                            $11.66
                                                                ======

  Offering price per share (100 / 95.25 of net asset
    value per share)                                            $12.24
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $1,356,188,977 / 116,708,869 shares of
      beneficial interest outstanding)                          $11.62
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $463,384,147 / 39,840,104 shares of
    beneficial interest outstanding)                            $11.63
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $4,194,337 / 359,089 shares of
    beneficial interest outstanding)                            $11.68
                                                                ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2001
-----------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                              $   22,733,406
    Interest                                                                   16,431,755
    Foreign taxes withheld                                                       (155,925)
                                                                           --------------
      Total investment income                                              $   39,009,236
                                                                           --------------
  Expenses -
    Management fee                                                         $   7,251,073
    Trustees' compensation                                                         18,108
    Shareholder servicing agent fee                                             1,310,788
    Distribution and service fee (Class A)                                      1,135,450
    Distribution and service fee (Class B)                                      6,368,249
    Distribution and service fee (Class C)                                      2,177,438
    Administrative fee                                                            151,104
    Custodian fee                                                                 328,017
    Printing                                                                       73,978
    Postage                                                                       135,175
    Auditing fees                                                                  16,230
    Legal fees                                                                      3,102
    Miscellaneous                                                               1,106,306
                                                                           --------------
      Total expenses                                                       $   20,075,018
    Fees paid indirectly                                                         (144,629)
    Reduction of expenses by investment adviser                                  (697,133)
                                                                           --------------
      Net expenses                                                         $   19,233,256
                                                                           --------------
        Net investment income                                              $   19,775,980
                                                                           --------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                $  (97,311,891)
    Foreign currency transactions                                                (144,910)
                                                                           --------------
      Net realized loss on investments and foreign currency transactions   $  (97,456,801)
                                                                           --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                            $  (32,254,295)
    Translation of assets and liabilities in foreign currencies                      (374)
                                                                           --------------
      Net unrealized loss on investments and foreign currency translation  $  (32,254,669)
                                                                           --------------
        Net realized and unrealized loss on investments and foreign
        currency                                                           $ (129,711,470)
                                                                           --------------
          Decrease in net assets from operations                           $ (109,935,490)
                                                                           ==============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                            APRIL 30, 2001                OCTOBER 31, 2000
                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $   19,775,980                $     72,068,638
  Net realized gain (loss) on investments and foreign
    currency transactions                                      (97,456,801)                    239,224,715
  Net unrealized gain (loss) on investments and
    foreign currency translation                               (32,254,669)                     63,525,428
                                                            --------------                ----------------
    Increase (decrease) in net assets from operations       $ (109,935,490)               $    374,818,781
                                                            --------------                ----------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $  (12,554,973)               $    (22,758,967)
  From net investment income (Class B)                         (12,930,094)                    (26,218,595)
  From net investment income (Class C)                          (4,398,768)                     (8,575,274)
  From net investment income (Class I)                             (61,693)                        (84,014)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (82,974,364)                    (40,693,133)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (117,886,579)                    (63,117,808)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            (39,926,536)                    (19,343,816)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (381,238)                       (126,624)
                                                            --------------                ----------------
      Total distributions declared to shareholders          $ (271,114,245)               $   (180,918,231)
                                                            --------------                ----------------
Net increase in net assets from fund share
  transactions                                              $  570,522,377                $  1,071,884,319
                                                            --------------                ----------------
      Total increase in net assets                          $  189,472,642                $  1,265,784,869
Net assets:
  At beginning of period                                     2,617,381,510                   1,351,596,641
                                                            --------------                ----------------

At end of period (including accumulated undistributed
net investment income of $3,823,434 and $13,992,982,
respectively)                                               $ 2,806,854,152               $  2,617,381,510
                                                            ===============               ================

See notes to financial statements.


Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                              SIX MONTHS ENDED       ------------------------------------------------------------------------------
                                APRIL 30, 2001              2000             1999             1998          1997          1996
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                $13.66            $12.23           $10.76           $10.39        $ 9.12        $ 8.20
                                        ------            ------           ------           ------        ------        ------

Income from investment operations# -
  Net investment income(S)              $ 0.12            $ 0.55           $ 0.21           $ 0.27        $ 0.32        $ 0.38
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 (0.73)             2.40             2.13             1.78          2.08          1.07
                                        ------            ------           ------           ------        ------        ------
      Total from investment
        operations                      $(0.61)           $ 2.95           $ 2.34           $ 2.05        $ 2.40        $ 1.45
                                        ------            ------           ------           ------        ------        ------

Less distributions declared to
shareholders -
  From net investment income            $(0.17)           $(0.42)          $(0.25)          $(0.27)       $(0.34)       $(0.32)
  From net realized gain on
    investments and foreign
    currency transactions                (1.22)            (1.10)           (0.61)           (1.39)        (0.79)        (0.21)
  In excess of net investment
    income                                --                --              (0.01)           (0.02)         --            --
                                        ------            ------           ------           ------        ------        ------

      Total distributions
        declared to shareholders        $(1.39)           $(1.52)          $(0.87)          $(1.68)       $(1.13)       $(0.53)
                                        ------            ------           ------           ------        ------        ------
Net asset value - end of period         $11.66            $13.66           $12.23           $10.76        $10.39        $ 9.12
                                        ======            ======           ======           ======        ======        ======
Total return(++)                          (3.91)%+          25.88%           23.05%           22.13%        28.62%        18.41%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                              0.99%+           0.98%            1.05%            1.05%         1.10%         1.08%
  Net investment income                   2.00%+           4.11%            1.88%            2.60%         3.27%         4.37%
Portfolio turnover                          51%             113%             137%             124%          153%          137%
Net assets at end of period (000
  Omitted)                            $983,087          $899,682         $447,121         $324,098       $90,083       $60,345

 (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
   Net investment income                $ 0.11            $ 0.53           $ 0.20           $ 0.26        $ 0.30        $ 0.34
   Ratios (to average net assets):
     Expenses##                           1.04%+           1.16%            1.10%            1.15%         1.29%         1.42%
     Net investment income                1.95%+           3.93%            1.83%            2.50%         3.08%         4.03%

  +  Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(++) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.


Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED       ---------------------------------------------------------------------------
                              APRIL 30, 2001                2000             1999             1998          1997          1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning
  of period                           $13.62              $12.19           $10.73           $10.36        $ 9.10        $ 8.18
                                      ------              ------           ------           ------        ------        ------

Income from investment operations# -
  Net investment income(S)            $ 0.07              $ 0.45           $ 0.12           $ 0.19        $ 0.24        $ 0.31
  Net realized and unrealized
    gain (loss) on
    investments and foreign
    currency                           (0.72)               2.40             2.12             1.79          2.08          1.07
                                      ------              ------           ------           ------        ------        ------

      Total from investment
        operations                    $(0.65)             $ 2.85           $ 2.24           $ 1.98        $ 2.32        $ 1.38
                                      ------              ------           ------           ------        ------        ------

Less distributions declared
to shareholders -
  From net investment income          $(0.13)             $(0.32)          $(0.16)          $(0.20)       $(0.27)       $(0.25)
  From net realized gain on
    investments and foreign
    currency transactions              (1.22)              (1.10)           (0.61)           (1.39)        (0.79)        (0.21)
  In excess of net investment
    income                              --                  --              (0.01)           (0.02)         --            --
                                      ------              ------           ------           ------        ------        ------

      Total distributions
        declared to
        shareholders                  $(1.35)             $(1.42)          $(0.78)          $(1.61)       $(1.06)       $(0.46)
                                      ------              ------           ------           ------        ------        ------
Net asset value - end of period       $11.62              $13.62           $12.19           $10.73        $10.36        $ 9.10
                                      ======              ======           ======           ======        ======        ======
Total return                           (4.28)%+           25.04%           22.11%           21.27%        27.59%        17.50%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            1.74%+             1.73%            1.80%            1.80%         1.87%         1.89%
  Net investment income                 1.25%+             3.40%            1.08%            1.85%         2.49%         3.53%
Portfolio turnover                        51%                113%             137%             124%          153%          137%
Net assets at end of period
  (000 Omitted)                   $1,356,189          $1,279,547         $691,115         $361,439       $91,973       $49,877

 (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
   Net investment income              $ 0.07              $ 0.43           $ 0.11           $ 0.18        $ 0.22        $ 0.28
   Ratios (to average net assets):
     Expenses##                         1.79%+             1.91%            1.85%            1.90%         2.06%         2.23%
     Net investment income              1.20%+             3.22%            1.03%            1.75%         2.30%         3.19%

+  Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued

------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                               SIX MONTHS ENDED       ------------------------------------------------------------------------
                                 APRIL 30, 2001              2000             1999            1998          1997          1996
                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                        CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                 $13.63            $12.21           $10.75          $10.37        $ 9.10        $ 8.18
                                         ------            ------           ------          ------        ------        ------

Income from investment operations# -
  Net investment income(S)               $ 0.07            $ 0.44           $ 0.12          $ 0.19        $ 0.24        $ 0.31
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (0.72)             2.40             2.12            1.80          2.09          1.07
                                         ------            ------           ------          ------        ------        ------
      Total from investment
        operations                       $(0.65)           $ 2.84           $ 2.24          $ 1.99        $ 2.33        $ 1.38
                                         ------            ------           ------          ------        ------        ------

Less distributions declared to
shareholders -
  From net investment income             $(0.13)           $(0.32)          $(0.16)         $(0.20)       $(0.27)       $(0.25)
  From net realized gain on
    investments and foreign
    currency transactions                 (1.22)            (1.10)           (0.61)          (1.39)        (0.79)        (0.21)
  In excess of net investment
    income                                 --                --              (0.01)          (0.02)         --            --
                                         ------            ------           ------          ------        ------        ------

      Total distributions declared
        to shareholders                  $(1.35)           $(1.42)          $(0.78)         $(1.61)       $(1.06)       $(0.46)
                                         ------            ------           ------          ------        ------        ------
Net asset value - end of period          $11.63            $13.63           $12.21          $10.75        $10.37        $ 9.10
                                         ======            ======           ======          ======        ======        ======
Total return                              (4.28)%+         24.91%           22.18%          21.25%        27.71%        17.57%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                               1.74%+           1.72%            1.81%           1.80%         1.85%         1.82%
  Net investment income                    1.25%+           3.35%            1.08%           1.85%         2.47%         3.60%
Portfolio turnover                           51%             113%             137%            124%          153%          137%
Net assets at end of period (000
  Omitted)                             $463,384          $433,998         $211,924         $95,856       $22,788        $8,231

 (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
   Net investment income                 $ 0.07            $ 0.42           $ 0.11          $ 0.18        $ 0.22        $ 0.28
   Ratios (to average net assets):
     Expenses##                            1.79%+           1.91%            1.86%           1.90%         2.04%         2.16%
     Net investment income                 1.20%+           3.17%            1.03%           1.75%         2.28%         3.26%

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,                   PERIOD ENDED
                                  SIX MONTHS ENDED        ---------------------------------------------          OCTOBER 31,
                                    APRIL 30, 2001               2000             1999             1998                1997*
                                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period       $13.68             $12.25           $10.78           $10.39               $ 8.90
                                            ------             ------           ------           ------               ------

Income from investment operations# -
  Net investment income(S)                  $ 0.13             $ 0.57           $ 0.24           $ 0.30               $ 0.29
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 (0.73)              2.41             2.13             1.80                 1.48
                                            ------             ------           ------           ------               ------
      Total from investment operations      $(0.60)            $ 2.98           $ 2.37           $ 2.10               $ 1.77
                                            ------             ------           ------           ------               ------

Less distributions declared to
shareholders -
  From net investment income                $(0.18)            $(0.45)          $(0.28)          $(0.29)              $(0.28)
  From net realized gain on investments
    and foreign currency transactions        (1.22)             (1.10)           (0.61)           (1.39)                --
  In excess of net investment income          --                 --              (0.01)           (0.03)                --
                                            ------             ------           ------           ------               ------

      Total distributions declared to
        shareholders                        $(1.40)            $(1.55)          $(0.90)          $(1.71)              $(0.28)
                                            ------             ------           ------           ------               ------
Net asset value - end of period             $11.68             $13.68           $12.25           $10.78               $10.39
                                            ======             ======           ======           ======               ======
Total return                                 (3.79)%+          26.14%           23.44%           22.52%               20.15%!
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  0.74%+            0.73%            0.80%            0.80%                0.86%!
  Net investment income                       2.24%+            4.38%            2.14%            2.84%                3.39%!
Portfolio turnover                              51%              113%             137%             124%                 153%
Net assets at end of period (000
  Omitted)                                  $4,194             $4,155           $1,437           $1,145                 $725

 (S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
   Net investment income                    $ 0.13             $ 0.55           $ 0.23           $ 0.29               $ 0.27
   Ratios (to average net assets):
     Expenses##                               0.79%+            0.91%            0.85%            0.90%                1.05%!
     Net investment income                    2.19%+            4.20%            2.09%            2.74%                3.20%!

 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2001, the value of securities loaned was $218,605,743. These loans were collateralized by U.S. Treasury securities of $600,000 and cash of $226,770,496 which was invested in the following short-term obligations:

                                                                    SHARES/
                                                                  PRINCIPAL     IDENTIFIED COST
                                                                     AMOUNT           AND VALUE
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                    205,704,692        $205,704,692
AT&T Corp., due 7/19/2001                                       $ 2,000,000           2,000,000
Salomon Smith Barney, Inc., due 5/01/2001                       $19,065,804          19,065,804
                                                                                   ------------
Total investments of cash collateral for securities loaned                         $226,770,496
                                                                                   ============

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $133,953 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $10,676 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of the fund's average daily net assets and 6.25% of investment income. The investment advisor has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $3,968 for the six months ended April 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $551,165 for the six months ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $41,280 for the six months ended April 30, 2001. Payment of the 0.10% per annum Class A distribution fee will commence on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended April 30, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25 % per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,980 and $4,278 for Class B and Class C shares, respectively, for the six months ended April 30, 2001. Fees incurred under the distribution plan during the six months ended April 30, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2001, were $10,706, $1,108,465, and $58,821 for Class A, Class B, and
Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                     PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                      $  278,159,127    $301,315,967
                                                --------------    ------------
Investments (non-U.S. government securities)    $1,179,362,719    $993,492,625
                                                --------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $2,623,338,797
                                                               --------------
Gross unrealized appreciation                                  $  413,236,766
Gross unrealized depreciation                                    (279,372,457)
                                                               --------------
    Net unrealized appreciation                                $  133,864,309
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                  SIX MONTHS ENDED APRIL 30, 2001          YEAR ENDED OCTOBER 31, 2000

                                       SHARES              AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------

Shares sold                        22,132,421      $  260,447,089        35,843,648     $  479,294,313
Shares issued to
  shareholders in
  reinvestment of
  distributions                     7,001,665          78,655,850         4,142,162         50,937,598
Shares reacquired                 (10,686,511)       (124,558,843)      (10,670,235)      (141,864,245)
                                  -----------      --------------       -----------     --------------
  Net increase                     18,447,575      $  214,544,096        29,315,575     $  388,367,666
                                  ===========      ==============       ===========     ==============

Class B shares

                                  SIX MONTHS ENDED APRIL 30, 2001          YEAR ENDED OCTOBER 31, 2000

                                       SHARES              AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------

Shares sold                        22,695,102      $  265,754,472        41,191,474     $  547,010,960
Shares issued to
  shareholders in
  reinvestment of
  distributions                     9,425,757         105,476,748         5,783,657         70,344,204
Shares reacquired                  (9,377,790)       (108,615,479)       (9,688,575)      (127,809,409)
                                  -----------      --------------       -----------     --------------
  Net increase                     22,743,069      $  262,615,741        37,286,556     $  489,545,755
                                  ===========      ==============       ===========     ==============

Class C shares

                                  SIX MONTHS ENDED APRIL 30, 2001          YEAR ENDED OCTOBER 31, 2000

                                       SHARES              AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------

Shares sold                         9,235,615      $  108,293,239        17,474,404     $  232,822,720
Shares issued to
  shareholders in
  reinvestment of
  distributions                     2,877,887          32,232,131         1,600,604         19,520,304
Shares reacquired                  (4,119,303)        (47,815,869)       (4,588,512)       (60,847,338)
                                  -----------      --------------       -----------     --------------
  Net increase                      7,994,199       $  92,709,501        14,486,496     $  191,495,686
                                  ===========      ==============       ===========     ==============

Class I shares

                                  SIX MONTHS ENDED APRIL 30, 2001          YEAR ENDED OCTOBER 31, 2000

                                       SHARES              AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------

Shares sold                            79,148          $  943,752           365,650       $  4,953,504
Shares issued to
  shareholders in
  reinvestment of
  distributions                        23,577             265,338            15,834            195,520
Shares reacquired                     (47,341)           (556,051)         (195,059)        (2,673,812)
                                  -----------      --------------       -----------     --------------
  Net increase                         55,384          $  653,039           186,425       $  2,475,212
                                  ===========      ==============       ===========     ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended April 30, 2001, was $16,421. The fund had no borrowings during the period.

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive Vice                 kit, call toll free: 1-800-637-2929 any
President, Director, and Secretary, MFS                  business day from 9 a.m. to 5 p.m. Eastern time
Investment Management                                    (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight                   Boston, MA 02107-9906
Resources, Inc. (acquisition planning
specialist)                                              For general information, call toll free:
                                                         1-800-225-2606 any business day from
Ward Smith+ - Former Chairman (until 1994),              8 a.m. to 8 p.m. Eastern time.
NACCO Industries (holding company)
                                                         For service to speech- or hearing-impaired
INVESTMENT ADVISER                                       individuals, call toll free: 1-800-637-6576 any
Massachusetts Financial Services Company                 business day from 9 a.m. to 5 p.m. Eastern
500 Boylston Street                                      time. (To use this service, your phone must be
Boston, MA 02116-3741                                    equipped with a Telecommunications Device for
                                                         the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For share prices, account balances, exchanges,
500 Boylston Street                                      or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
PORTFOLIO MANAGER
Maura A. Shaughnessy*

TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) UTILITIES FUND                                          -------------
                                                                 PRSRT STD
[logo] M F S(R)                                                U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                    MFS
500 Boylston Street                                            -------------
Boston, MA 02116-3741



(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                              MUF-3  06/01  196M  35/235/335/835